UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2017

Annual Report

to Shareholders

Deutsche Ultra-Short Investment

Grade Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
10	Portfolio Summary
11	Investment Portfolio
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm
28	Information About Your Fund’s Expenses
29	Tax Information
30	Advisory Agreement Board Considerations and Fee Evaluation
34	Board Members and Officers
39	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. The fund is not a “money market fund” and does not attempt to maintain a stable net asset value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Ultra-Short Investment Grade Fund

Letter to Shareholders

Dear Shareholder:

With the economy in its third-longest expansion on record, signals such as overheating or inflation pressures — traditional signals for the potential of a sharp slowdown or recession — are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated and unlikely to impact growth before 2018.

Against this backdrop, the financial markets remain generally upbeat, encouraged by a more positive global cycle with fewer downside risks. Even a shift in monetary policy, with some central banks raising short-term interest rates and others expected to do so before long, has been taken in stride. People seem to view the policy change as a healthy response to an improved outlook.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Ultra-Short Investment Grade Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Shares. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit liquidity.deutscheam.com/US/index.jsp for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Please refer to pages 8 through 9 for more complete performance information.

The fund currently seeks to provide a high level of current income consistent with the preservation of capital and liquidity. The fund combines a rigorous investment process with an innovative portfolio structure to seek consistent, solid returns with limited volatility.

Investment Strategy

Deutsche Ultra-Short Investment Grade Fund invests mainly in investment-grade U.S.-dollar-denominated fixed-income instruments paying a fixed, variable or floating interest rate, including obligations of U.S. banks and the U.S. government, and other short-term obligations of U.S. companies, states, municipalities and other entities, asset-backed securities and repurchase agreements.

For its fiscal year ended August 31, 2017, Deutsche Ultra-Short Investment Grade Fund provided a return of 1.38% (Institutional Shares), in comparison with the fund’s benchmark, the Bloomberg Barclays U.S. Treasury Bellwether 1-Year Index, which returned 0.67%.

Over the past 12 months ended August 31, 2017, short-term rates were quite volatile based on a variety of intersecting factors including money market regulatory reform, the presidential election, geopolitical uncertainty and evolving U.S. Federal Reserve Board (the Fed) statements and actions. Despite the volatility, improved U.S. economic data paved the way for the only Fed rate hike in 2016, which occurred in December. Following a tumultuous election season, the first quarter saw continued market improvements in anticipation of economically friendly fiscal policy initiatives from the incoming administration. While these policy expectations were tempered during the quarter, equity markets continued to climb, and hawkish statements from the Fed had investors “pricing in” a more aggressive normalization of interest rates in 2017. Though the Fed

4	Deutsche Ultra-Short Investment Grade Fund

did raise short-term rates at its March meeting, the accompanying statement was more restrained in tone, and short-term rate expectations moderated. Despite softening inflation data in the second quarter, a strong U.S. labor market prompted the Fed to raise short-term rates again in June, to 1.00%–1.25%, keeping its forward rate forecast unchanged and hinting that the Fed would soon begin to unwind its significant holdings in Treasury and mortgage securities. However, by the end of the period, the money market yield curve had flattened in reaction to political uncertainty in Washington, D.C. and the lack of any sign of an uptick in U.S. inflation.

“As we believe that the Fed will hike short-term rates in December, as well up to two additional times in the first half of 2018, we maintained a cautious strategy during the period.”

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the fiscal period ended August 31, 2017. The fund seeks ample liquidity, high credit quality and strong diversification across sectors and geographic regions. (Diversification cannot protect against loss.) As we believe that the Fed will hike short-term rates in December, as well up to two additional times in the first half of 2018, we maintained a cautious strategy during the period. We kept the fund’s average maturity relatively short, while focusing on floating-rate investments with maturities of six months to one year. We also focused on short-term investments in the financial sector, where we continue to see significant value.

Negative Contributors to Fund Performance

As stated, based on our outlook for additional Fed rate hikes over the coming months, we elected to keep the fund’s maturity short. In the end, this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Deutsche Ultra-Short Investment Grade Fund	5

Outlook and Positioning

We continue to monitor the statements and actions of the Fed in response to macroeconomic reports and geopolitical events. With the recent flattening of the short-term yield curve, and shrinking yield spreads between shorter- and longer-term investments, we plan to maintain our current strategy and the fund’s shorter maturity as we anticipate a pickup in the U.S. economy based on economic stimulus from substantial aid to be directed toward areas of the country ravaged by the recent hurricanes, as well as the significant stimulus that could emerge if comprehensive changes are made to the federal tax code by Congress and the administration.

We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards under the current market conditions. We continue to apply what we believe to be a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Portfolio Management Team

Geoffrey Gibbs, Director

Lead Portfolio Manager of the fund. Began managing the fund in 2015.

–	Joined Deutsche Asset Management in 1996. Prior to joining, he served as an Analyst at Wilshire Associates.

–	Head of the US Liquidity Management Group.

–	BA, University of California, Santa Barbara.

Lee C. Rodon, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

–	Joined Deutsche Asset Management in 1999. Prior to his current role, he served as a Trade Support Specialist for the Liquidity Management Group.

–	Portfolio Manager for Prime, Government, Treasury Money Market Funds and separately managed accounts: New York.

–	BBA from Radford University; MBA from Fordham University.

Glenn Koenig, Vice President

Portfolio Manager of the fund. Began managing the fund in 2015.

–	Joined Deutsche Asset Management in 2007 with eight years of industry experience. Prior to joining, he served as a Portfolio Manager for Taxable Money and Enhanced Cash Funds at Reserve Management Inc. Previously, he worked on the Municipal Trading Desk and in Unit Trust Trading and Operations at Prudential Securities.

–	Portfolio Manager for Liquidity Management: New York.

–	BS in Finance from Robert H. Smith School of Business — University of Maryland, College Park.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

6	Deutsche Ultra-Short Investment Grade Fund

Terms to Know

The Bloomberg Barclays U.S. Treasury Bellwether 1-Year Index measures the performance of Treasury bills with a maturity of less than one year. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB” and above indicate that the rated borrower is considered “investment grade” by a particular ratings agency.

Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days. While floating-rate securities are senior to equity and fixed-income securities, there is no guaranteed return of principal in case of default. Floating-rate issues often have less interest-rate risk than other fixed-income investments. Floating-rate securities are most often secured assets, generally senior to a company’s secured debt, and can be transferred to debt holders, resulting in potential downside risk.

LIBOR (London Interbank Offered Rate), a widely used benchmark for short-term interest rates, represents the current rates that leading global banks charge each other for short-term loans.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Yield spread represents the difference in yield between non-Treasury or credit securities, and Treasury securities of comparable maturity. If yield spreads are “narrow,” for example, it typically means that yields have been declining, and prices rising, compared with Treasury securities of similar maturity. If yield spreads are “wide,” it means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.

Deutsche Ultra-Short Investment Grade Fund	7

Performance Summary	August 31, 2017 (Unaudited)

Institutional Shares	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/17
No Sales Charges	1.38%	1.16%
Bloomberg Barclays U.S. Treasury Bellwether 1-Year Index†	0.67%	0.69%

Investment Class	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/17
No Sales Charges	1.27%	1.06%
Bloomberg Barclays U.S. Treasury Bellwether 1-Year Index†	0.67%	0.69%

Performance in the Cumulative Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutscheliquidity.com/US for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2016 are 1.21% and 1.38% for Institutional Shares and Investment Class, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8	Deutsche Ultra-Short Investment Grade Fund

Growth of an Assumed $10,000 Investment

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the fee structure of those classes.

*	The Fund commenced operations on October 5, 2015. The performance shown for the index is for the time period of September 30, 2015 through August 31, 2017, which is based on the performance period of the life of the Fund.

†	The Bloomberg Barclays U.S. Treasury Bellwether 1-Year Index measures the performance of Treasury bills with a maturity of less than one year.

	Institutional Shares	Investment Class
Net Asset Value
8/31/17	$10.02	$10.02
8/31/16	$10.01	$10.01
Distribution Information as of 8/31/17
Income Dividends, Twelve Months	$.12	$.11
Capital Gain Distributions	$.0022	$.0022
August Income Dividend	$.0136	$.0124
SEC 30-day Yield‡	1.49%	1.34%
Current Annualized Distribution Rate‡	1.63%	1.48%

‡	The SEC yield is net investment income per share earned over the month ended August 31, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been –0.86% and –0.95% for Institutional Shares and Investment Class had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on August 31, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 0.00% and 0.00% for Institutional Shares and Investment Class had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Deutsche Ultra-Short Investment Grade Fund	9

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	8/31/17	8/31/16
Corporate Bonds	52%	76%
Certificates of Deposit	23%	16%
Commercial Paper	23%	—
Cash Equivalents	2%	0%
Municipal Bonds and Notes	—	8%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents)	8/31/17	8/31/16
AAA	2%	8%
AA	81%	70%
A	10%	20%
BBB	7%	2%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Weighted Average Maturity	8/31/17	8/31/16
Deutsche Ultra-Short Investment Grade Fund	77 days	118 days

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 11. A quarterly Fact Sheet is available on deutscheliquidity.com/US or upon request. Please see the Account Management Resources section on page 39 for contact information.

10	Deutsche Ultra-Short Investment Grade Fund

Investment Portfolio	as of August 31, 2017

	Principal Amount ($)	Value ($)
Corporate Bonds 53.3%
Consumer Discretionary 5.9%
Toyota Motor Credit Corp., 1.25%, 10/5/2017	350,000	350,008
Walt Disney Co., 3-month USD-LIBOR + 0.32%, 1.624%*, 1/8/2019	250,000	250,995

		601,003

Consumer Staples 2.4%
PepsiCo, Inc., Series 1, 1.0%, 10/13/2017	250,000	249,897

Energy 5.9%
Chevron Corp., 3-month USD-LIBOR + 0.51%, 1.824%*, 11/16/2018	250,000	251,384
Statoil ASA, 1.2%, 1/17/2018	350,000	349,869

		601,253

Financials 32.5%
Bank of Montreal, 3-month USD-LIBOR + 0.36%, 1.664%*, 4/10/2018	222,000	222,336
Berkshire Hathaway Finance Corp.:
3-month USD-LIBOR + 0.3%, 1.604%* 1/12/2018	150,000	150,155
3-month USD-LIBOR + 0.32%, 1.624%* 1/10/2020	250,000	251,418
BNP Paribas SA:
2.375%, 9/14/2017	150,000	150,034
2.45%, 3/17/2019	200,000	202,163
Commonwealth Bank of Australia, 1.9%, 9/18/2017	250,000	250,038
HSBC Bank PLC, 144A, 3-month USD-LIBOR + 0.64%, 1.955%*, 5/15/2018	250,000	250,914
New York Life Global Funding, 144A, 3-month USD-LIBOR + 0.27%, 1.574%*, 4/9/2020	250,000	250,724
Nordea Bank AB, 144A, 3-month USD-LIBOR + 0.84%, 2.107%*, 9/17/2018	250,000	251,981
Royal Bank of Canada, 3-month USD-LIBOR + 0.26%, 1.564%*, 10/13/2017	150,000	150,031
Skandinaviska Enskilda Banken AB, 144A, 2.375%, 3/25/2019	200,000	201,548
Toronto-Dominion Bank:
3-month USD-LIBOR + 0.42%, 1.724%* 1/18/2019	250,000	250,946
3-month USD-LIBOR + 0.54%, 1.853%* 7/23/2018	250,000	250,986
Wells Fargo Bank NA, 3-month USD-LIBOR + 0.74%, 2.053%*, 1/22/2018	250,000	250,666
Westpac Banking Corp., 3-month USD-LIBOR + 0.74%, 2.051%*, 7/30/2018	235,000	236,337

		3,320,277

The accompanying notes are an integral part of the financial statements.

Deutsche Ultra-Short Investment Grade Fund	11

	Principal Amount ($)	Value ($)
Information Technology 2.4%
Apple, Inc., 3-month USD-LIBOR + 0.82%, 2.134%*, 2/22/2019	100,000	101,159
International Business Machines Corp., 3-month USD-LIBOR + 0.19%, 1.502%*, 2/6/2018	150,000	150,121

		251,280

Telecommunication Services 4.2%
Cisco Systems, Inc.:
3-month USD-LIBOR + 0.31%, 1.556%*, 6/15/2018	200,000	200,502
3-month USD-LIBOR + 0.34%, 1.614%* 9/20/2019	125,000	125,692
3-month USD-LIBOR + 0.6%, 1.916%* 2/21/2018	100,000	100,279

		426,473
Total Corporate Bonds (Cost $5,435,167)		5,450,183

Certificates of Deposit 23.9%
Bank of Montreal, 1-month USD-LIBOR + 0.37%, 1.599%*, 10/12/2018	250,000	250,374
Canadian Imperial Bank of Commerce, 3-month USD-LIBOR + 0.25%, 1.486%*, 9/13/2018	270,000	269,945
Citibank NA, 1.25%, 10/11/2017	180,000	179,999
Credit Industriel et Commercial, 1-month USD-LIBOR + 0.18%, 1.409%*, 4/16/2018	368,000	368,000
Credit Suisse AG:
1-month USD-LIBOR + 0.17%, 1.41%*, 3/2/2018	200,000	200,000
3-month USD-LIBOR +1.30%, 2.519%*, 3/8/2018	300,000	300,406
Nordea Bank AB, 3-month USD-LIBOR + 0.5%, 1.723%*, 9/6/2017	245,000	245,023
Skandinaviska Enskilda Banken AB, 1-month USD-LIBOR + 0.26%, 1.492%*, 4/5/2018	200,000	200,177
Svenska Handelsbanken AB:
3-month USD-LIBOR + 0.4%, 1.709%*, 2/12/2019	180,000	179,949
1-month USD-LIBOR + 0.18%, 1.412%*, 8/6/2018	250,000	250,000
Total Certificates of Deposit (Cost $2,442,861)		2,443,873

Commercial Paper 22.9%
Issued at Discount** 19.1%
Bell Telephone Co., 144A, 1.474%, 9/12/2017	380,000	379,818
Bunge Asset Funding Corp., 144A, 1.421%, 9/29/2017	258,000	257,739
Danske Corp.:
144A, 1.482%, 11/1/2017	340,000	339,132
144A, 1.683%, 2/15/2018	158,000	156,805

The accompanying notes are an integral part of the financial statements.

12	Deutsche Ultra-Short Investment Grade Fund

	Principal Amount ($)	Value ($)
Ford Motor Credit Co., LLC, 144A, 1.445%, 10/10/2017	385,000	384,350
LMA Americas LLC, 144A, 1.555%, 1/9/2018	250,000	248,719
National Australia Bank Ltd., 144A, 1.502%, 4/5/2018	185,000	183,451

		1,950,014
Issued at Par* 3.8%
ING (U.S.) Funding LLC, 1-month USD-LIBOR + 0.24%, 1.471%, 5/4/2018	140,000	139,986
Westpac Banking Corp., 144A 1-month USD-LIBOR + 0.18%, 1.408%, 8/13/2018	250,000	250,001

		389,987
Total Commercial Paper (Cost $2,339,938)		2,340,001

	Shares	Value ($)

Cash Equivalents 2.0%
Deutsche Central Cash Management Government Fund, 1.06% (a) (Cost $200,714)	200,714	200,714

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $10,418,680)	102.1	10,434,771
Other Assets and Liabilities, Net	(2.1)	(212,236)

Net Assets	100.0	10,222,535

*	Floating rate security. These securities are shown at their current rate as of August 31, 2017.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Deutsche Ultra-Short Investment Grade Fund	13

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (b)	$—	$5,450,183	$—	$5,450,183
Certificates of Deposit	—	2,443,873	—	2,443,873
Commercial Paper (b)	—	2,340,001	—	2,340,001
Short-Term Investments	200,714	—	—	200,714
Total	$200,714	$10,234,057	$—	$10,434,771

There have been no transfers between fair value measurement levels during the year ended August 31, 2017.

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

14	Deutsche Ultra-Short Investment Grade Fund

Statement of Assets and Liabilities

as of August 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $10,217,966)	$10,234,057
Investment in Deutsche Central Cash Management Government Fund (cost $200,714)	200,714
Interest receivable	25,224
Due from Advisor	17,790
Other assets	9,719
Total assets	10,487,504

Liabilities
Payable for investments purchased	200,000
Distributions payable	1,800
Accrued Trustees’ fees	599
Other accrued expenses and payables	62,570
Total liabilities	264,969
Net assets, at value	$10,222,535

Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	16,091
Accumulated net realized gain (loss)	304
Paid-in capital	10,206,140
Net assets, at value	$10,222,535

Net Asset Value
Institutional Shares
Net Asset Value, offering and redemption price per share ($10,120,562 ÷ 1,010,413 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.02
Investment Class
Net Asset Value, offering and redemption price per share ($101,973 ÷ 10,181 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.02

The accompanying notes are an integral part of the financial statements.

Deutsche Ultra-Short Investment Grade Fund	15

Statement of Operations

for the year ended August 31, 2017

Investment Income
Income:
Interest	$143,092
Income distributions — Deutsche Central Cash Management Government Fund	409
Total income	143,501
Expenses:
Management fee	20,298
Administration fee	10,149
Services to shareholders	275
Service fee	152
Custodian fee	571
Professional fees	69,172
Reports to shareholders	18,072
Registration fees	35,623
Trustees’ fees and expenses	2,683
Other	6,081
Total expenses before expense reductions	163,076
Expense reductions	(146,031)
Total expenses after expense reductions	17,045
Net investment income	126,456

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	394
Change in net unrealized appreciation (depreciation) on investments	3,999
Net gain (loss)	4,393
Net increase (decrease) in net assets resulting from operations	$130,849

The accompanying notes are an integral part of the financial statements.

16	Deutsche Ultra-Short Investment Grade Fund

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended August 31, 2017	Period Ended August 31, 2016*

Operations:
Net investment income	$126,456	$73,761
Net realized gain (loss)	394	2,633
Change in net unrealized appreciation (depreciation)	3,999	12,092
Net increase (decrease) in net assets resulting from operations	130,849	88,486
Distributions to shareholders from:
Net investment income:
Institutional Shares	(125,304)	(73,114)
Investment Class	(1,152)	(647)
Net realized gains:
Institutional Shares	(2,201)	(495)
Investment Class	(22)	(5)
Total distributions	(128,679)	(74,261)
Fund share transactions:
Proceeds from shares sold	—	5,000
Reinvestment of distributions	128,525	72,615
Net increase (decrease) in net assets from Fund share transactions	128,525	77,615
Increase (decrease) in net assets	130,695	91,840
Net assets at beginning of period (initial capital)	10,091,840	10,000,000
Net assets at end of period	$10,222,535	$10,091,840

*	For the period from October 5, 2015 (commencement of operations) to August 31, 2016.

The accompanying notes are an integral part of the financial statements.

Deutsche Ultra-Short Investment Grade Fund	17

Financial Highlights

Institutional Shares	Year Ended 8/31/17		Period Ended 8/31/16[a]

Selected Per Share Data
Net asset value, beginning of period	$10.01		$10.00
Income (loss) from investment operations:
Net investment income[b]	.12		.07
Net realized and unrealized gain (loss)	.01		.01
Total from investment operations	.13		.08
Less distributions from:
Net investment income	(.12)		(.07)
Net realized gains	(.00	)***	(.00	)***
Total distributions	(.12)		(.07)
Net asset value, end of period	$10.02		$10.01
Total Return (%)[c]	1.38		.84	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10		10
Ratio of expenses before expense reductions (%)	1.61		1.21	*
Ratio of expenses after expense reductions (%)	.17		.20	*
Ratio of net investment income (%)	1.24		.81	*
Portfolio turnover rate (%)	19		132	**

[a]	For the period from October 5, 2015 (commencement of operations) to August 31, 2016.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

18	Deutsche Ultra-Short Investment Grade Fund

Investment Class	Year Ended 8/31/17		Period Ended 8/31/16[a]

Selected Per Share Data
Net asset value, beginning of period	$10.01		$10.00
Income (loss) from investment operations:
Net investment income[b]	.11		.06
Net realized and unrealized gain (loss)	.01		.01
Total from investment operations	.12		.07
Less distributions from:
Net investment income	(.11)		(.06)
Net realized gains	(.00	)***	(.00	)***
Total distributions	(.11)		(.06)
Net asset value, end of period	$10.02		$10.01
Total Return (%)[c]	1.27		.75	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1		.1
Ratio of expenses before expense reductions (%)	1.77		1.38	*
Ratio of expenses after expense reductions (%)	.28		.30	*
Ratio of net investment income (%)	1.13		.71	*
Portfolio turnover rate (%)	19		132	**

[a]	For the period from October 5, 2015 (commencement of operations) to August 31, 2016.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Deutsche Ultra-Short Investment Grade Fund	19

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Ultra-Short Investment Grade Fund (the “Fund”) is a diversified series of Deutsche Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares: Institutional Shares and Investment Class. Institutional Shares and Investment Class shares are not subject to initial or contingent deferred sales charges and are only available only to eligible investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as

20	Deutsche Ultra-Short Investment Grade Fund

yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax period as of August 31, 2017, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

Deutsche Ultra-Short Investment Grade Fund	21

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. There were no significant book to tax differences for the Fund.

At August 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$2,104
Net unrealized appreciation (depreciation) on investments	$16,091

At August 31, 2017, the aggregate cost of investments for federal income tax purposes was $10,418,680. The net unrealized appreciation for all investments based on tax cost was $16,091. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $16,645 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $554.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended August 31, 2017	Period Ended August 31, 2016**
Distributions from ordinary income*	$128,679	$74,261

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

**	For the period from October 5, 2015 (commencement of operations) to August 31, 2016.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date.

22	Deutsche Ultra-Short Investment Grade Fund

Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $1,278,850 and $3,615,279, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.20%.

For the period from September 1, 2016 through July 2, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Institutional Shares	.20%
Investment Class	.30%

Effective July 3, 2017 through July 2, 2018 for Institutional Shares and July 2, 2019 for Investment Class, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Institutional Shares	.00%
Investment Class	.15%

Effective July 3, 2018 through July 2, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating

Deutsche Ultra-Short Investment Grade Fund	23

expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Institutional Shares at .02%.

Accordingly, for the year ended August 31, 2017, the fee pursuant to the Investment Management Agreement aggregated $20,298, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund’s average daily net assets.

In addition, the Advisor reimbursed $115,260 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2017, the Administration Fee was $10,149, all of which was waived.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Waived
Institutional Shares	$266	$266
Investment Class	15	15
	$281	$281

Shareholder Servicing Fee. Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, provides information and administrative services for a fee (“Service Fee”) at an annual rate of up to 0.25% of average daily net assets for Investment Class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firm services. For the year ended August 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2017	Annual Effective Rate
Investment Class	$152	$43	$109	.11%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2017, the amount charged to the Fund by DIMA included in the Statement of

24	Deutsche Ultra-Short Investment Grade Fund

Operations under “Reports to shareholders” aggregated $14,888, of which $3,045 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2017.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2017, DIMA held approximately 100% of the outstanding shares of the Fund.

Deutsche Ultra-Short Investment Grade Fund	25

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2017		Period Ended August 31, 2016*
	Shares	Dollars	Shares	Dollars

Shares sold
Institutional Shares	—	$—	501	$5,000

Shares issued to shareholders in reinvestment of distributions
Institutional Shares	12,713	$127,352	7,199	$71,978
Investment Class	117	1,173	64	637
		$128,525		$72,615
Net increase (decrease)
Institutional Shares	12,713	$127,352	7,700	$76,978
Investment Class	117	1,173	64	637
		$128,525		$77,615

Initial capital
Institutional Shares	—	$—	990,000	$9,900,000
Investment Class	—	—	10,000	100,000
		$—		$10,000,000

*	For the period from October 5, 2015 (commencement of operations) to August 31, 2016.

26	Deutsche Ultra-Short Investment Grade Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and Shareholders of Deutsche Ultra-Short Investment Grade Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Ultra-short Investment Grade Fund (the Fund) (one of the Funds constituting Deutsche Income Trust) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Ultra-short Investment Grade Fund (one of the funds constituting the Deutsche Income Trust) at August 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 24, 2017

Deutsche Ultra-Short Investment Grade Fund	27

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, service fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2017 to August 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

28	Deutsche Ultra-Short Investment Grade Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2017 (Unaudited)

Actual Fund Return*	Institutional Shares	Investment Class
Beginning Account Value 3/1/17	$1,000.00	$1,000.00
Ending Account Value 8/31/17	$1,007.00	$1,006.40
Expenses Paid per $1,000*	$0.66	$1.26

Hypothetical 5% Fund Return	Institutional Shares	Investment Class
Beginning Account Value 3/1/17	$1,000.00	$1,000.00
Ending Account Value 8/31/17	$1,024.55	$1,023.95
Expenses Paid per $1,000*	$0.66	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Institutional Shares	Investment Class
Deutsche Ultra-Short Investment Grade Fund	0.13%	0.25%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche Ultra-Short Investment Grade Fund	29

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Ultra-Short Investment Grade Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s fees and expenses and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). The Board also received information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

–	Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part

30	Deutsche Ultra-Short Investment Grade Fund

of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Because the Fund commenced operations in October 2015, only limited Fund performance information was available to the Board as part of its 2016 contract review process.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s

Deutsche Ultra-Short Investment Grade Fund	31

Institutional Class shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe expenses less any applicable 12b-1 or service plan fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages institutional accounts comparable to the Fund, but that Deutsche AM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to the Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

32	Deutsche Ultra-Short Investment Grade Fund

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche Ultra-Short Investment Grade Fund	33

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	95	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—

34	Deutsche Ultra-Short Investment Grade Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	95	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	95	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	95	—

Deutsche Ultra-Short Investment Grade Fund	35

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	95	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	95	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	95	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	95	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

36	Deutsche Ultra-Short Investment Grade Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	95	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	95	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company

Deutsche Ultra-Short Investment Grade Fund	37

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 60 Wall Street, New York, NY 10005.

[7]	Address: One Beacon Street, Boston, MA 02108.

[8]	Address: 222 South Riverside Plaza, Chicago, IL 60606.

[9]	Address: 345 Park Avenue, New York, New York 10154.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

38	Deutsche Ultra-Short Investment Grade Fund

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other Deutsche funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

liquidity.deutscheam.com/US/index.jsp

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche Ultra-Short Investment Grade Fund	39

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Institutional Shares	Investment Class
Nasdaq Symbol	DUSNX	DUSVX
CUSIP Number	25155T 379	25155T 361
Fund Number	1413	1013

40	Deutsche Ultra-Short Investment Grade Fund

Notes

DUSIGF-2

(R-047743-2 10/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche ultra short investment grade fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$44,445	$0	$6,552	$0
2016	$37,305	$0	$5,500	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$502,238	$0
2016	$0	$539,941	$49,243

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$6,552	$502,238	$606,585	$1,115,375
2016	$5,500	$589,184	$595,469	$1,190,153

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2017 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

5.)       On July 11, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

6.)       On July 11, 2017, EY informed the Audit Committee that EY had identified an independence breach where EY maintains a lending relationship with an entity that owned for a period of time greater than 10% of the shares of an investment company within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship was inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY and was not able to assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

7.)       On October 24, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matter that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of a financial relationship held by a covered person within EY and its affiliates that was in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breach was corrected promptly and that the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, and (iii) were not for services directly for the Fund.

EY advised the Audit Committee that the above described matter did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

8.)       On October 24, 2017, EY informed the Audit Committee that EY had identified independence breaches where EY maintains lending relationships with entities that own greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships were inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Ultra-Short Investment Grade Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	10/30/2017